Exhibit 10.26AX

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FIFTY-EIGHTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Fifty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1. Customer desires, and CSG agrees, to develop, deliver and maintain an interface that [**** ***** *********** ** ********** ***********], commonly known as “[*****,” (“***** ***********]”) with [*** ********* ******** (“***]”) for the purpose of [****** ***** ************* *************] and [************] to [*** (the “***** *********** ***********]”) such that Customer will be prompted in [***** ***********] and, as a result, will have the [******* to **** ******* in *** based on **** ***** ************* **** ***** *** **** ******* ****** ***** **** ** ********** in the ***** ***********].

2. As a result and upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, “Fees, ” Section 2, "CSG Products," subsection II, “Workforce Express,” shall be amended to add a new subsection “E,” “[*** ***** *********** ***********],” as follows:

II. Workforce Express

Description of Item/Unit of Measure	Frequency	Fee
E. [*** ***** *********** ***********]
1. [*********** *** **************] (Note 16)	[*** *******]	[*****]
2. [*********** *** ******* ********] (Note 17) (Note 18) (Note 19)	[*******]	$[********]

Note 16: Development and implementation of the integration and associated fees shall be mutually agreed upon and documented in the [*** ***** *********** ***********] SOW (CSG document no. [*****]) to be executed by CSG and Customer.

Note 17: Maintenance and Support Fees will include up to [****** (**) ***** of support, *******, for the purposes of (i) ********* ********** ********* and ********* ******** ******** and (ii) ********** ******* ********* ********** ******]. Any hours requested by Customer in excess of such [****** (**) ***** per *****] shall be billed to Customer on a [**** and *********] basis at the then current Technical Services Rate (or as otherwise mutually agreed by the parties) in a separate Statement of Work. The foregoing notwithstanding, Customer will not be billed for any Maintenance and Support Fees related to any production issues (as set forth in (ii) above) caused by CSG. Maintenance and Support Fees will not include pre-release testing or changes required by use of new features, functions, products, or substantive configuration changes.

Note 18: Maintenance and Support Fees will be invoiced [*******, commencing in the first full ***** following CSG’s delivery of the *********** defined in the *** ***** *********** ***********]SOW.

Exhibit 10.26AX

Note 18: Customer [*** *********** *********** and *******] at any time; provided, however, Customer shall provide no less than [****** (**) *****] written notice (email is sufficient) prior to discontinuing the Maintenance and Support services and Customer shall concurrently discontinue use of the [*** ***** *********** ***********]. The Maintenance and Support Fee for the [***** *****] of the Maintenance and Support services will be due in full regardless of the date on which the notice of termination is provided and the Maintenance and Support services provided to Customer shall cease and no longer be available.

Note 19: The [*******] Maintenance and Support Services Fee, referenced above, will be subject to the [****** adjustment to fees, pursuant to ******* ***] of the Agreement.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Keyul Patel	By:	/s/ Gregory L. Cannon
Name:	Keyur Patel	Name:	Gregory L. Cannon
Title:	Vice President	Title:	SVP, General Counsel & Secretary
Date:	Dec 28, 2021	Date:	Dec 28, 2021